UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

Price Legacy Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17140 Bernardo Center Drive, Suite 300, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 675-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 5, 2004, Price Legacy Corporation issued a press release regarding its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Price Legacy Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Price Legacy Corporation on November 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICE LEGACY CORPORATION

Date November 5, 2004
By: /s/ Jeffrey R. Fisher
Name: Jeffrey R. Fisher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Price Legacy Corporation on November 5, 2004.